UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                                  Exchange Act

       Date of Report (Date of earliest event reported) August 29, 2005

                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
            (Exact name of registrant as specified in its charter)


              California               0-16010               94-3004963
      (State or other jurisdiction   (Commission          (I.R.S. Employer
            of incorporation)        File Number)       Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 5, 2005 (the "Effective Date"), Johnstown/Consolidated Income Partners, a California limited partnership (the "Partnership"), entered into an agreement (the "Purchase Agreement"), with a third party, First Pacific Investments, Ltd., a Colorado corporation (the "Purchaser"), relating to the purchase and sale of Cedar Brooke Apartments, a 158-unit apartment complex located in Independence, Missouri (the "Property"). Under the terms of the Purchase Agreement, the Purchaser agreed to purchase the Property for a gross purchase price of $7,300,000, subject to certain conditions (the "Purchase Price").

On August 10, 2005, the Purchaser terminated the Purchase Agreement. On August 29, 2005, the Partnership and Purchaser entered into the Second Amendment to Purchase and Sale Contract (the "Amendment"), which had the effect of reinstating the Purchase Agreement. There were no material changes to the Purchase Agreement as described in the Registrant's Current Report on Form 8-K dated July 11, 2005.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

      10.44 Second Amendment to Purchase and Sale Contract between Johnstown/Consolidated Income Partners, a California limited partnership and First Pacific Investments, Ltd., a Colorado Corporation, dated August 29, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
                                 (a California Limited Partnership)

                                 By:     CONCAP EQUITIES, INC.
                                          General Partner

                                 By:     /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President

                                 Date:   September 2, 2005

                                                                   Exhibit 10.44


                SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT



      This Second Amendment to Purchase and Sale Contract (the "Amendment") is effective as of August 29, 2005 and is entered into by and between
JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership ("Seller") and FIRST PACIFIC INVESTMENTS, LTD., a Colorado corporation ("Purchaser").

                                    RECITALS

            WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract, with an Effective Date of July 5, 2005, as amended by that certain First Amendment to Purchase and Sale Contract with an Effective Date of July 12, 2005, for the Property defined therein and known as Cedar Brooke Apartments ("Contract").

            WHEREAS, Purchaser terminated the Contract by written notice in its August 4, 2005 letter to Seller, pursuant to Section 3.2 of the Contract.

            WHEREAS, Seller and Purchaser desire to enter into this Amendment to reinstate the Contract, to extend the Closing Date, to give Purchaser a credit at Closing and to provide for certain repairs at the Property prior to the Closing Date.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree to amend the Contract as follows:

                                    AGREEMENT

A. Definitions. All terms not defined herein shall have the meaning ascribed to such terms in the Contract.

B. Withdrawal of Purchaser's Termination of the Contract. Seller and Purchaser agree that Purchaser's notice of termination of the Contract is withdrawn and that the Contract is in full force and effect. The parties agree that First American Title Insurance Company shall retain the Initial Deposit in its capacity as Escrow Agent pursuant to the terms of the Contract. Neither Seller nor Purchaser is aware of a default under the Contract by the other party.

C. Amendment to Section 2.2.2. The first sentence of Section 2.2.2 of the Contract is replaced with the following:

            "2.2.2. Purchase Price and Deposit.

            On August 29, 2005, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of Seventy Three Thousand and No/100 Dollars ($73,000.00) by wire transfer of Good Funds."

D. Amendment to Section 5.1. The first sentence of Section 5.1 of the Contract is replaced with the following:

            "5.1. Closing Date.

            The Closing shall occur on September 29, 2005 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."

E. Amendment to Section 5.4. Section 5.4 of the Contract shall be amended by adding Section 5.4.15 which shall read as follows:

            "5.4.15 Purchaser Credit for Repairs.  At Closing,
            Purchaser shall receive a credit of $26,328.00 for balcony and roof repairs."

F. Repairs. Seller shall complete the repairs of the balconies for Unit 102, Building 1 and Unit 503, Building 5, prior to the Closing Date.

G. Expiration of Contingencies. Purchaser acknowledges that Purchaser's rights to terminate the Contract under Section 3.2, Section 4.3, Section 4.5.4 and
Section 4.7 have expired.

H. Multiple Counterparts/Facsimile Signatures. This Amendment may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

I. Ratification of the Contract. Seller and Purchaser confirm and ratify in all respects the terms and conditions of the Contract, as amended by this Amendment.



                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

                                     Seller:

                                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a
                                    California limited partnership

                                    By:   ConCap Equities, Inc., a Delaware
                                          corporation, Its General Partner

                                          By:    /s/Kris Vercauteren
                                          Name:  Kris Vercauteren
                                          Title: Vice President


                                   Purchaser:

                                    FIRST PACIFIC INVESTMENTS, LTD.,
                                    a Colorado corporation

                                    By:    /s/Jon H. Olson
                                    Name:  Jon H. Olson
                                    Title: President